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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                            FORRESTER RESEARCH, INC.
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             (Exact name of registrant as specified in its charter)

Delaware                                    04-2797789
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)

1033 Massachusetts Ave.
Cambridge, Massachusetts                                           02138
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(Address of principal executive offices)                           (Zip Code)


        Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class               Name of each exchange on which
         to be so registered               each class is to be registered


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        Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $.01 par value
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                                (Title of Class)


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     Item 1. Description of Registrant's Securities to be Registered.
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     A description of the Registrant's Common Stock, $.01 par value per share, is contained in the registration statement on Form S-1 filed with the Securities and Exchange Commission on September 26, 1996 (File No. 333-12761), as amended, under the Securities Act of 1933, as amended, under the caption "DESCRIPTION OF CAPITAL STOCK," and is hereby incorporated herein by reference.

     Item 2. Exhibits.
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          1.   The Registrant's Restated registration statement on Form S-1 filed with the Securities and Exchange Commission on September 26, 1996 and Amendment No. 1 thereto on November 5, 1996 (File No. 333-12761).

          6.1. The Registrant's Restated Certificate of Incorporation (incorporated herein by reference to the Registrant's registration statement).

          6.2. Amended and Restated By-laws of the Registrant (incorporated herein by reference to the Registrant's registration statement).

          7. Specimen Stock Certificate of the Registrant's Common Stock (incorporated herein by reference to the Registrant's registration statement).


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     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    FORRESTER RESEARCH, INC.



                                    By:  /s/ George F. Colony
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                                    Name: George F. Colony
                                    Title: President and Chief Executive Officer

Dated: November 15, 1996

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